Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent Events
Subsequent events

34. Subsequent events

a) International Finance Corporation ("IFC") facility

Nu Colombia SA has been granted a 3-year facility in the amount of US$ 150 million from IFC (International Finance Corporation), guaranteed by Nu Holdings. The contract was signed in December 2022 and the disbursements started in January 2023.

b) Issuance of native crypto token

In February 2023, Nu initiated the distribution of NuCoin, which will be the native crypto token issued from Nu that enables the loyalty network ("Nucoin Network") between Nu and its customers. Over time, Nu aims to have other sponsoring companies (“Sponsors”) that commit to use Nucoin as their loyalty program. These Sponsors will be entitled to a certain number of Nucoin to distribute to their customers and will be required to offer benefits to Nucoin holders to incentivize the network adoption and increase the overall utility to the community.